[Draft of 9-11-08]

SALES REPRESENTATION AGREEMENT

SALES REPRESENTATION AGREEMENT dated as of August 1, 2008 (this "Agreement"), by and between UNITED STATIONS RADIO NETWORKS, INC., a New York corporation ("USRN"), and BUSINESSTALKRADIO.NET, INC., a ________ corporation (the "Company"), acting through its Lifestyle Talk Radio Network, ("LTRN"); and its Business Talk Radio Network ("BTRN" and LTRN and BTRN sometimes collectively, the ":Networks"). USRN and the Company are sometimes hereinafter referred to as a "Party" and collectively, as the "Parties" and each a "Party."

Upon the terms and provisions, and subject to the conditions, set forth in this Agreement, (i) the Company desires to engage USRN as the exclusive sales representative throughout the Territory (as hereinafter defined) with respect to all radio programs now or hereafter produced by the Networks and/or marketed by the Networks during the Term (as hereinafter defined) of this Agreement (the "Programs") and those radio features of LTRN and BTRN set forth on Exhibit A attached hereto, except for those Features of LTRN indicated by an asterisk on said Exhibit A (the "Features"; and the Programs and the Features, collectively the "Programming"), as follows: (x) to sell all network advertising time that is obtained from Affiliates (as hereinafter defined) in the United States (as hereinafter defined) with respect to the Programming; (such advertising time hereinafter referred to as the "Inventory"), except for the Retained Inventory (as such term is hereinafter defined); and (y) to sell the Programming internationally outside of the United States on a cash basis; and (ii) USRN desires to act as the exclusive sales representative of the Networks as aforesaid.

Accordingly, in consideration of these premises and for other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

1. Engagement

1.1 The Company hereby engages and appoints USRN as exclusive sales representative of the Networks during the Term of this Agreement (x) throughout the United States with respect to all Inventory related to the Programming received radio stations located in the United States who enter into affiliation agreements (each as "Affiliation Agreement") with either LTRN or BTRN with respect to the Programming and the Inventory (the "Affiliates"), except for the Retained Inventory and (y) with respect to the applicable Programming throughout the world outside of the United States, and USRN hereby accepts such engagement and appointment. The amount of Inventory available to be sold by USRN as of the date hereof is set forth on Exhibit B attached hereto. The Company acknowledges and agrees that USRN is being engaged and appointed the sales representative for the Networks on an exclusive basis with respect to the Programming, and the Company acknowledges and agrees that the Company shall not, directly or indirectly, during the Term of this Agreement retain, engage, appoint, contract or negotiate with, directly or indirectly, any other person or entity to serve as the sale representative or agent of, or otherwise represent, any of the Programming, nor will the Company itself sell any Inventory or the Programming outside of the United States, in each case, except for the Retained

Inventory. The Company further acknowledges and agrees that the services to be provided by USRN hereunder are on a non-exclusive basis, insofar that USRN may act as the sales representative for other radio programming and services (including, without limitation, radio programming and services developed, produced and/or owned by USRN), and that USRN may represent other producers, syndicators and other persons, and that certain of such programs or services (including, without limitation, the content thereof) may compete with the Programming.

1.2 Notwithstanding anything set forth herein, the rights granted to USRN pursuant to Section 1.1 shall not apply to advertising time that is contractually retained by the host of any of the Programming (the "Host Retained Inventory") and advertising time sold by the Company's in-house sales personnel directly for the advertiser (as opposed to advertising time sold through advertising agencies, media buying companies and other similar third party intermediaries (the "In-House Retained Inventory"; and the Host Retained Inventory and the In-House Retained Inventory, sometimes collectively, the "Retained Inventory"). The Company's in-house sales staff will not sell any of the In-House Retained Inventory to advertising agencies, media buying companies and other similar third party intermediaries.

1.3 The Company acknowledges and agrees that in addition to the Inventory of the current Programming, this Agreement and the appointments of USRN hereunder, shall apply to all Inventory (that is network available inventory available for sale) of all radio programming developed by or produced by either LTRN or BTRN, as applicable, or sold by either LTRN or BTRN, as applicable, at any time during the Term of this Agreement, except where the contractual terms for such Programming with third parties would preclude either LTRN or BTRN granting such rights to USRN.

1.4 USRN and the Company shall use reasonable efforts to coordinate their sales activities regarding the Inventory and the In-House Retained Inventory, respectively, so that its activities are not disruptive of, or interfere with the sales activities of the other Party.

1.5 For purposes hereof, the term "Territory" mean the entire world. For purposes hereof, the term "United States" means the United States of America and its protectorates, territories and possessions and the Commonwealth of Puerto Rico.

2. Responsibilities and Agreements of the Company.

2.1 Each of LTRN and BTRN on behalf of the Company, shall be responsible for furnishing the Programming to Affiliates in accordance with the respective Affiliation Agreements and overseeing the production of the Programming, if applicable, during the Term of this Agreement. All Programming produced or furnished by either LTRN or BTRN, as applicable, shall be of a quality generally consistent with quality of the radio programming currently being produced by LTRN and BTRN, as the case may be, and shall not violate any applicable laws or regulations including, without limitation, the regulations of the Federal Communication Commission (the "FCC"). The quality of the production of the Programming shall be of a quality of at least the quality of the Programming as produced by either LTRN or BTRN, as applicable, or furnished by either LTRN or BTRN, as applicable, prior to the date of the Agreement.

2.2 Each of LTRN and BTRN, as applicable, shall promptly inform USRN in writing if any advertising agency, media buying service or other third party contacts LTRN or BTRN regarding the purchase of national advertising time with respect to any of the Inventory and LTRN and BTRN, as applicable, shall furnish USRN all relevant information that LTRN may posses with respect to such contacts or inquiries, except with respect to the Retained Inventory. USRN shall have the exclusive right to negotiate with any such advertising agency, media buying service or other third party regarding the sale and purchase of any such Inventory, except with respect to the Retained Inventory.

2.3 Each of LTRN and BTRN, as applicable, shall be responsible for all aspects of affiliate relations services for the Programming during the Term of this Agreement. LTRN shall promptly furnish affidavits of performance to Affiliates and collect affidavits of performance from Affiliates. Each of LTRN and BTRN shall be responsible for furnishing the commercials in respect of the Inventory and instructions regarding the broadcast of the commercials to its Affiliates.

2.4 Each of LTRN and BTRN, as applicable, shall cause Affiliates to enter into customary Affiliate Agreements. Each of LTRN and BTRN, as applicable, shall use its reasonable efforts to cause the Affiliates to comply with the terms and provisions of the applicable Affiliation Agreement. If USRN is requested to do so by advertisers (subject to available Inventory), LTRN or BTRN, as the case may be, shall provide USRN with appropriate "make goods", if the audience delivered by LTRN or BTRN, as the case may be, is less than the audience from time to time represented by the Company to USRN. LTRN shall promptly provide USRN with LTRN's MCR (its affiliate list) on a monthly basis by the __ day of the following month.

2.5 The Company does here grant to USRN a non-exclusive, non-assignable and non-transferable royalty-free license to use the trademarks, tradenames and other intellectual property rights relating to the Programming which is owned by the Company or for which the Company is authorized to grant a license, solely in connection with the sales, marketing and promotion of the Programming by USRN in connection with the performance of its services hereunder. The Company shall as promptly as practicable notify USRN if the Company learns that any such trademark, tradename or other intellectual property right violates the intellectual property rights, privacy rights or other rights of any third party.

3. <u>Responsibilities and Agreements of USRN</u>.

3.1 USRN shall, consistent with reasonable commercial practices as are customary in the radio network industry, provide the sales representation services contemplated by this Agreement to the Company in respect of the Programming which shall consist of the following: (a) selling the Inventory made available to USRN in accordance with this Agreement to advertisers and advertising agencies in the United States (the "Domestic Sales"); and (b) representing and selling the Programming internationally outside of the United States for cash (the "International Sales").

3.2 USRN shall deliver the commercial advertisements to the domestic Affiliates on-line for down-loading (such as, by FTP) by the Affiliates.

3.3 USRN will include the Programming as part of the programming and services represented by USRN and promoted by USRN at the various radio conventions and conferences attended by USRN during the Term of this Agreement to the same degree that USRN generally promotes other third party programming that is represented by USRN.

4. Compensation.

4.1 For purposes hereof, the term "Gross Billing" shall mean any and all gross billing which is booked and ordered with respect to the Domestic Sales to advertisers and advertising agencies by USRN during the Term of this Agreement. For purposes hereof, the term "Net Domestic Revenues" shall mean (a) any and all amounts actually collected or received by USRN in cash or cleared in immediately available funds (and in U.S. Dollars) in respect of the Gross Billing from Domestic Sales less: (i) the standard advertising agency commission of fifteen percent (15%). For purposes hereof, "Net International Revenues" shall mean the amounts actually received in cash or cleared funds by USRN in U.S. Dollars from the International Sales of the Programming outside of the United States, less any payments due by USRN to local sales agents or similar parties and less costs incurred in connection with converting any foreign currency into U.S. Dollars. Net Domestic Revenues and Net International Revenues shall be subject to further deduction for reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) which may be incurred in order to collect Net Domestic Revenue or International Revenues, as the case may be and only if applicable, that are not paid when due. For purposes hereof "Net Revenues" shall mean Domestic Net Revenues and International Net Revenues.

4.2 USRN shall render all invoices in respect of the sale of the Inventory within ten (10) business days after the end of the standard broadcast month in which the advertisements are broadcast.

4.3 As compensation for, and in consideration of the services to be performed by USRN pursuant to this Agreement, USRN shall receive a sales commission (the "Sales Commission") equal to (i) twenty-five percent (25%) of Net Revenues.

4.4 USRN shall pay to the Company the remaining seventy-five percent (75%) of collected Net Revenues for the applicable month. The payment to LTRN shall be made by the fifteenth (15th) day of the month following the month in which the Net Revenues were actually collected and credited to USRN in immediately available funds.

4.5 Concurrently with the payment to LTRN with respect of Net Revenues pursuant to Section 4.5 hereof, USRN shall deliver to LTRN a report with respect to collected Gross Billing and the calculation of Net Revenues (the "Net Revenues Statement"), for the prior month, which Net Revenues Statement shall set forth, for the applicable month covered thereby, in reasonable detail based upon customary standards in the radio network industry, the Gross Billing and the calculation of Net Revenues with respect to each of LTRN and BTRN (calculated

separately). USRN shall remit to the Company its seventy-five percent (75%) share of Net Revenues concurrently with the delivery of each Net Revenues Statement. Concurrently with the delivery of each Net Revenues Statement, USRN shall be entitled to pay to itself Sales Commission for the applicable monthly period.

4.6 Notwithstanding anything to the contrary set forth herein, if as a result of any litigation, bankruptcy, insolvency or similar occurrence any amount previously received from an advertiser or other obligor which were included in Net Revenues is required or otherwise returned to the advertiser or other obligor or a bankruptcy trustee or similar official on behalf of any such advertiser or other obligor, USRN and the Company shall each contribute their pro rata portion of the amount of Net Revenues (regardless of whether distributed pursuant to the terms and provisions hereof) based upon their respective share of Net Revenues, as the case may be, necessary to return the full amount required to be returned. The obligations of the Parties pursuant to this Section 4.6 shall survive the termination of this Agreement and the expiration of the Term of the Agreement.

4.7 The Company shall have the right to dispute the calculation of Net Revenues set forth on a Net Revenues Statement; provided that the Company notifies USRN in writing of any such dispute within three (3) months after the Company receipt of a Net Revenues Statement. Any Net Revenues Statement which is not timely disputed by LTRN within such three (3) month period, shall be conclusive and binding on the Company and not subject to review or challenge (including, without limitation, by virtue of any right of inspection or audit pursuant to Section 5 hereof), other than in any instance that would constitute manifest error, fraud or intentional misrepresentation.

4.8 Notwithstanding anything set forth herein, the Company acknowledges and agrees that USRN is not guaranteeing that any particular amount of Gross Billing or Net Revenues will be earned, received or paid for any period during the Term of this Agreement.

5. Books and Records; Right of Inspection. The Company shall have the right, during regular business hours and upon reasonable prior written notice to USRN, at the Company's sole cost and expense (but subject to reimbursement by USRN to the extent provided in this Section 5), to the extent applicable, to examine, at USRN's principal office (any such examination shall be done in such a way as to not be disruptive to the business and/or operations of USRN), USRN's books and records for the limited purpose of reviewing the details of a Net Revenues Statement, but for absolutely no other purpose whatsoever (and no more frequently than once every year) during the Term of this Agreement, and once during the period through the date that is three (3) months after the last payment to the Company in respect of Net Revenues hereunder after the expiration of the Term of this Agreement or the termination of this Agreement. If the Company, after any such examination, believes it is entitled to be paid any additional amount by USRN, it shall so advise USRN in writing, whereupon the Parties shall negotiate in good faith in an attempt to resolve the dispute. Subject to the foregoing, (a) in the event the Company's examination of USRN's books and records reveals an underpayment to the Company which is concurred in by USRN or it is determined by proceedings pursuant to Section 17 hereof (if USRN does not concur with the results of the Company's examination) that such an underpayment occurred, then USRN shall promptly pay any such underpayment to the

Company; and (b) USRN shall reimburse the Company's reasonable costs and expenses (including, without limitation, legal and accounting fees and expenses) in conducting its examination of USRN's books and records and any such proceedings. In the event the Company's examination of USRN's books and records does not reveal a underpayment to the Company (which is concurred in by the Company) or it is determined by proceedings pursuant to Section 17 hereof that no underpayment occurred, then the Company shall promptly reimburse USRN for USRN's reasonable costs and expenses (including, without limitation, legal and accounting fees and expenses) incurred in connection with such examination and any such proceedings.

6. Non-Solicitation. During the Term of this Agreement and for a period of twenty-four (24) months from the date of termination of this Agreement for any reason whatsoever or the expiration of the Term of this Agreement, the Company agrees that the Company shall not, directly or indirectly, employ, engage, solicit to employ or engage for itself or any other person or entity, or offer employment or retention to, an employee of USRN, or any producer or host of any programming or service which is produced by USRN. During the Term of this Agreement and for a period of twenty-four (24) months from the date of termination of this Agreement for any reason whatsoever or the expiration of the Term of this Agreement, USRN agrees that USRN shall not, directly or indirectly, employ, engage, solicit to employ or engage for itself or any other person or entity, or offer employment or retention to, any employee of the Company, or any producer or host of any of the Programming. The foregoing covenant shall not apply to the hiring of administrative personnel through means of a general solicitation of potential employees, such as through advertisement in newspapers or over the internet.

7. Confidentiality.

7.1 Each of the Parties (in such capacity, the "Receiving Party") shall retain in confidence and not disclose to any third party, and may only use pursuant to, or in furtherance of, the performance of its obligations under this Agreement, any information provided by the other Party hereto (in such capacity, the "Disclosing Party") which is designated as confidential or proprietary, including, without limitation, information regarding pricing terms and information obtained from the other Party concerning its operations, financial condition, business plans, employees and their compensation, consultants, sales methods, affiliates, strategies (whether or not pursued), intellectual property strategies, proprietary research methods, sales and affiliate prospects and the terms of contracts and other agreements (the "Confidential Information"), without first obtaining the prior written approval of the Disclosing Party (all of the Confidential Information being hereby acknowledged by the Parties to constitute the trade secrets of its respective owner), unless the Confidential Information sought to be disclosed or used (a) is publicly known at the time of its disclosure or becomes publicly known through no fault of the Receiving Party or by means of a breach of this Agreement by the Receiving Party; (b) is lawfully received by the Receiving Party from a third party, who to the knowledge of the Receiving Party, after reasonable inquiry, is not bound by or subject to a confidential, fiduciary or other relationship to Disclosing Party or a confidentiality obligation in favor of the Disclosing Party; (c) was already known by a Receiving Party prior to its receipt of the Confidential Information (as established by its books and records); or (d) is required to be disclosed pursuant to any applicable law, governmental rule or regulation, court order, subpoena or similar judicial

or regulatory process; provided, however, that before making any use or disclosure in reliance on any one of these exceptions (other than clause (d) if earlier disclosure is required), the Receiving Party who received the Confidential Information and who intends to make such disclosure shall give the Disclosing Party at least ten (10) business days prior written notice of the intended disclosure, specifying the applicable exception pursuant to this Section 7 and circumstances giving rise thereto. In connection with any required disclosure pursuant to clause (d) of the immediately preceding sentence, the Receiving Party shall, prior to making disclosure (i) to the extent practicable and lawful, provide the Disclosing Party with prompt prior written notice of such request or requirement; and (ii) cooperate with the Disclosing Party, at the Disclosing Party's cost and expense, if the Disclosing Party seeks a protective order or other appropriate remedy. In the event a protective order is not obtained, or the Disclosing Party waives compliance with the provisions of this Section 7.1, the Receiving Party shall disclose only that portion of the Confidential Information which the Receiving making the disclosure pursuant to clause (d) is advised by its legal counsel is legally required to be disclosed. Notwithstanding the foregoing, each of USRN and LTRN may disclose the existence and the terms and provisions of this Agreement and any Confidential Information received by it from the other Party to its attorneys, accountants, bankers and financial advisors (each a "Representative"); provided that as a condition precedent to any disclosure to a Representative, such Representative is made aware of the terms and provisions of this Section 7 and the Representative agrees to be bound by such terms and provisions. Each of USRN and the Company shall be responsible and liable for any breach of this Section 7 by any of its Representatives. In addition to the foregoing, a Party may also disclose the terms and provisions of this Agreement in connection with the enforcement of this Agreement, but only to the extent reasonably necessary for such enforcement.

7.2 The provisions of Section 7.1 hereof and the obligations of the Parties thereunder shall survive for three (3) years from the termination of this Agreement or the expiration of the Term of this Agreement.

7.3 The Company acknowledges and agrees that a breach by the Company of Section 6 or Section 7.1 hereof would cause substantial and irreparable harm to USRN for which monetary damages would not be an adequate remedy. Therefore, the Company agrees that USRN shall be entitled to obtain specific performance and injunctive relief (both temporary and permanent injunctions) with respect to any breach or threatened breach by the Company of Section 6 hereof or Section 7.1 hereof, without being required to post a bond or other security or to establish irreparable harm.

7.4 USRN acknowledges and agrees that a breach by USRN of Section 7.1 hereof would cause substantial and irreparable harm to the Company, and the same standards shall apply with respect to any breach by USRN or threatened breach as are set forth in Section 7.3 with respect to a breach or threatened breach by the Company.

8. Term of the Agreement.

8.1 The term of this Agreement shall commence as of August 1, 2008 and shall continue until December 31, 2010, subject to earlier termination as provided for herein (the

"Initial Term"). The Initial Term shall automatically extend for an additional period of two (2) years, commencing on January 1, 2011, unless no later than September 30, 2010, either LTRN or USRN notifies the other in writing that it does not agree to an automatic extension of the Initial Term. For purposes hereof, the term "Term" shall mean the Initial Term as it may be extended pursuant to this Section 8.1.

8.2 Following the expiration of the Term of this Agreement or termination or this Agreement, USRN shall nevertheless continue to bill, collect and report, as well as pay advertising agency commissions, retain or pay the Sales Commission, and pay to the Company its share of Net Revenues, all as provided in Section 3 and 4 of this Agreement with respect to all Inventory sold and foreign sales of the Programming, as applicable, which is sold prior to such expiration or termination (whether, in the case of Domestic Sales, the commercials run during or after the Term or thereafter).

9. Representations and Warranties and Agreements.

9.1 Each Party hereby represents and warrants to the other that (b) it has the full power, ability and authority (corporate and otherwise) to execute and deliver this Agreement and to perform its obligations hereunder; (b) the execution, delivery and performance of this Agreement has been duly authorized by such Party in accordance with all requisite corporate power (including business and corporate power) and authority; (c) this Agreement constitutes its legal, valid and binding obligation, enforceable against such Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium, insolvency and other similar laws affecting the enforcement of creditors' rights generally and that enforcement may be limited by general principles of equity; (d) such Party's execution, delivery and performance does not violate, contravene or cause a breach of, or default under, any contract or agreement to which it is a party, or violate any decree order or judgment to which it is a Party or otherwise bound or any law or regulation applicable to it; and (e) no consent from, filing with, or notice to any person or entity is required to be made or obtained by such Party in connection with its execution, delivery and performance of this Agreement.

9.2 The Company further represents and warrants to USRN and covenants for the benefit of USRN as follows: (a) the Programming, as applicable, and the content thereof shall at all times comply with applicable laws and regulations including, without limitation, the regulations of the Federal Communications Commission; (b) each of LTRN and BTRN, as applicable, shall have obtained valid, binding and enforceable releases and/or consents from all third-parties from which such releases and consents are necessary to be obtained for the broadcast of the Programming without violating any of the rights of any such third-party and without triggering any payment obligation on the part of USRN, directly or indirectly; and (c) to the best of the knowledge of the Company, based upon reasonable inquiry, each of LTRN and BTRN, as applicable, owns or has the right under license or otherwise to use the trademarks, tradename, copyrights and other intellectual property rights associated with its Programming, and the use by each of LTRN and BTRN, as applicable, does not and will not, and the contemplated marketing and sale thereof, by USRN in connection with the marketing and sale of the Programming, does not and will not, violate or infringe the intellectual property rights, privacy rights or other rights of any third party.

10. Indemnification.

10.1 The Company shall indemnify and hold harmless USRN, and USRN's directors, officers, shareholders, employees, agents, affiliates and the successors and assigns of each of the foregoing (each a "USRN Indemnitee") from and against any loss, liability, claim, damage, action, suit, penalty, cost or expense (including, without limitation, reasonable attorneys' fees and expenses), incurred by any USRN Indemnitee in connection with defending any claim action, suit or proceeding, or any threat thereof (whether or not in writing), which is based on or arises out of (a) any claim that the content of any of the Programming or any of the content thereof is slanderous or libelous or violates or infringes the patent, copyright, trademark, tradename or other intellectual property or other property rights or other rights of any person or entity; or (b) any breach by the Company of any of its representations and warranties made herein or in any information furnished pursuant to this Agreement or any breach by the Company or failure by the Company to observe or perform any of the covenants or agreements set forth in this Agreement on the part of the Company to be observed or performed; or (c) the failure to obtain any releases, authorizations, consents and waivers required to be obtained as contemplated by Section 9.2 hereof; (d) any violation of applicable law or regulation by the Company relating to the Programming; or (e) any willful misconduct or fraud on the part of the Company or any of its employees or agents.

10.2 USRN shall indemnify and hold harmless the Company, LTRN, BTRN and their respective, its directors, officers, shareholders, employees, agents, affiliates and the successors and assigns of each of the foregoing (each a "Company Indemnitee") from and against any loss, liability, claim, damage, action, suit, penalty, cost or expense (including, without limitation, reasonable attorneys' fees and expenses), incurred by any Company Indemnitee in connection with defending any claim, action, suit or proceeding or threat thereof, (whether or not in writing), which is based on or arises out of (a) any breach by USRN of any of its representations or warranties made herein or in any information furnished pursuant to this Agreement or any breach by USRN or failure by USRN to observe or perform any of the covenants or agreements set forth in this Agreement on the part of USRN to be observed or performed; or (b) any violation of applicable law or regulation by USRN in the marketing or sale of the Inventory; or (c) any willful misconduct or fraud by USRN or any of its employees or agents.

10.3 Promptly after receipt by a USRN Indemnitee or the Company Indemnitee, as the case may be, of written notice of the assertion of a claim or the commencement of any action, suit or other proceeding by any third party with respect to any matter for which indemnification is or may be claimed pursuant to Section 10.1 or Section 10.2 hereof, as applicable, the USRN Indemnitee or the Company Indemnitee, as the case may be, shall give written notice thereof to the Company or USRN, in its capacity as an indemnifying party (the "Indemnifying Party"), and shall thereafter keep the Indemnifying Party promptly and fully informed of all other pertinent information it receives with respect thereto; provided, however, that the failure of the USRN Indemnitee or the Company Indemnitee, as the case may be, to give the Indemnifying Party prompt notice and/or such other information as provided herein shall not relieve the Indemnifying Party of any of its obligations hereunder, unless, and

then only to the extent that, the Indemnifying Party shall have been actually and materially prejudiced thereby in defense of such matter. The Indemnifying Party shall have the right, at its option, to control the matter for which indemnification has been sought, by giving written notice to the USRN Indemnitee or the Company Indemnitee, as the case may be, by no later than thirty (30) days after delivery of the notice to the Indemnifying Party of an indemnification claim, that the Indemnifying Party is taking exclusive control of, the defense, negotiation and/or settlement (at the Indemnifying Party's own cost and expense) of any such claim, action, suit or proceeding, with legal counsel chosen by the Indemnifying Party, such legal counsel to be subject to the reasonable approval of the USRN Indemnitee or the Company Indemnitee, as the case may be. After the Indemnifying Party takes exclusive control of the defense, negotiation and/or settlement of any such claim, action, suit or proceeding (subject to the last sentence of this Section 10.3), if that is the case, the USRN Indemnitee or the Company Indemnitee, as the case may be, shall have the right to participate therein, at its own cost and expense and with legal counsel of its own choosing. Notwithstanding the foregoing, if the Indemnifying Party's counsel determines that it cannot represent both the Indemnifying Party and the USRN Indemnitee or the Company Indemnitee, as the case may be, because of a conflict of interest or otherwise, the USRN Indemnitee or the Company Indemnitee, depending on who is controlling the Indemnifying Party, can participate in such action, suit or proceeding with legal counsel of its own choice, at the cost and expense of the Indemnifying Party. If the Indemnifying Party fails or refuses to undertake the defense of any such claim, action, suit or proceeding within thirty (30) days after delivery of the initial indemnification notice from the USRN Indemnitee or the Company Indemnitee, as the case may be, the USRN Indemnitee or the Company Indemnitee, as the case may be, shall have the right to take exclusive control of the defense, negotiation and/or settlement of such claim, action, suit or proceeding at the Indemnifying Party's sole cost and expense. Neither the Indemnifying Party nor the USRN Indemnitee or the Company Indemnitee, as the case may be, depending upon who is controlling the defense of the matter, shall settle or compromise any claim, action, suit or proceeding without the prior consent of the other, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that any settlement or compromise shall include an unconditional release of the USRN Indemnitee or the Company Indemnitee, as the case may be, from any and all liabilities or obligations relating to the claim, action, suit or proceeding.

10.4 Any claim for indemnification pursuant to Section 10.1 or Section 10.2 hereof, as the case may be, brought by a USRN Indemnitee or a the Company Indemnitee based upon a breach by the Company or USRN, as the case may be, of a representation or warranty, covenant or agreement, as opposed to a third party claim, may be made directly to the Indemnifying Party, without regard to the procedures set forth in Section 10.3 hereof.

10.5 The respective obligations of the Parties set forth in Sections 10.1 through 10.4 hereof shall survive the termination of this Agreement and the expiration of the Term of this Agreement.

11. Termination.

11.1 Notwithstanding anything to the contrary set forth herein, USRN or the Company as the case may be, shall have the right to terminate this Agreement, prior to the end of

the Term, upon written notice to the other Party hereto, after the occurrence of any of the following events with respect to the other Party hereto:

(a) any representation or warranty made by the other Party hereto set forth in this Agreement or in any information furnished pursuant to this Agreement shall prove to be materially false or materially misleading as of the time made; or

(b) the voluntary or involuntary commencement of bankruptcy, insolvency, reorganization or similar proceedings with respect to such other Party or the making of a general assignment for the benefit of creditors by such other Party; provided that in the case of involuntary proceedings, such proceedings are not stayed or dismissed within sixty (60) days after the commencement thereof; or

(c) the liquidation or dissolution of such other Party or the appointment of a receiver or trustee over all or a substantial portion of such other Party's properties and assets; or

(d) a breach by such other Party of any material term or provision hereof or any covenant or agreement of such other Party set forth herein (including, without limitation, any obligation to pay monies to the other Party as provided for herein) or the failure of such other Party to observe or perform any term, provision, covenant or agreement on its part to be observed or performed, and such breach or failure is not fully remedied within thirty (30) days after receipt of written notice of such breach or failure from the Party exercising the right to terminate; or

(e) the failure of such other Party to perform its obligations hereunder for thirty (30) consecutive business days due to the existence of an Event of Force Majeure (as is hereinafter defined).

11.2 The right to terminate this Agreement shall not be the exclusive remedy available to a non-breaching party with respect to the events that may give rise to a termination pursuant to Sections 11.l(a) or 11.1(d). All such remedies shall be cumulative and may be exercised concurrently or at different times.

11.3 For purposes hereof, the term "Event of Force Majeure" shall mean the occurrence of an Act of God; war, civil war, riot or any other form of civil disturbance; acts of terrorism; strike, lock-out or other forms of labor disputes; earthquake, hurricane, tornado or other forms of natural disaster; or any other event beyond the reasonable control of a Party, which in each instance prevents that Party from performing its obligations hereunder or as contemplated hereby.

12. Relationship of Parties; Expenses. Nothing contained herein shall be deemed to constitute a partnership or a joint venture or joint enterprise, between the Parties or employment relationship between the Parties. Neither Party shall be a fiduciary of the other Party. This Agreement is between two (2) independent contracting entities. Each Party shall bear its own costs and expenses incurred in connection with its negotiation, execution and delivery of this Agreement, including, without limitation, the fees and disbursements of its legal counsel.

13. Notices. Any and all notices, consents, instructions and other communications which are required or permitted to be given hereunder or made by one Party hereto to the other Party hereto pursuant to this Agreement shall be in writing and given as follows: (a) by personal delivery; (b) by facsimile; or (c) by overnight delivery by a recognized express courier company at the following respective addresses or facsimile numbers, set forth below:

To USRN: United Stations Radio Networks, Inc.
1065 Avenue of the Americas, 3rd Floor
New York, New York 10018
Attn: Mr. James M. Higgins
President and Chief Operating Officer
Fax No.: (212) 852-6736

If to LTRN: BusinessTalkRadio.net, Inc.
P.O. Box 4826
Greenwich, CT 06831
Attn: Mr. Michael R. Metter
President
Fax No.: (203) ___-____

or at such other address or facsimile number as either party hereto may designate by notice to the other Party hereto in accordance with this Section 13. All such notices, consents, demands, instructions and other communications shall be deemed given (a) on the business day delivered, if delivered, personally, (b) on the business day of the facsimile transmission if received on a business day between the hours of 9:00 a.m. and 5:00 p.m. (in the time zone of the intended recipient) or on the next business day if received after that time, in each case with an automatic machine confirmation indicating the time of receipt; or (c) on the second business day after delivery to the overnight courier service with all costs paid.

14. Remedies Cumulative; Invalidity. All remedies, rights, and privileges available to a Party under, and in respect of, this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, whether available at law, in equity or otherwise. All such rights and remedies may be exercised singly or concurrently. The invalidity, illegality or unenforceability of any term or provision contained in this Agreement (as determined by a court of competent jurisdiction) shall not affect the validity, legality or enforceability or any other term or provision hereof or the validity, legality or enforceability of such term or provision in any other jurisdiction or the validity, legality or enforceability of any other term or provision of this Agreement. It is the intent of the Parties that this Agreement be enforced to the fullest extent permitted by applicable law.

15. Amendment; Waiver. Any amendment, modification or waiver of any term or provision of this Agreement shall only be effective if such amendment, modification or waiver is evidenced by an instrument in writing duly executed by each of the Parties hereto. No waiver by a party of any provision of this Agreement shall be deemed to be a waiver of any preceding or

subsequent breach of the same or similar nature or of any other provision of this Agreement. Any waiver shall be limited to the specific instance for which it is given. Any course of dealing between the Parties shall not be considered an amendment or modification of this Agreement or a waiver of any term or provision thereof; and a court of competent jurisdiction is hereby authorized to by the Parties to modify any invalid, illegal or unenforceable term or provision to make it valid, legal and enforceable to the maximum extent permitted by applicable law.

16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard or reference to any of its choice of laws or conflicts of laws principles which would result in the application of the laws of another jurisdiction.

17. Mediation; Jurisdiction. (a) If a Party notifies the other Party of a dispute arising under or relating to this Agreement, either Party may submit such dispute to non-binding mediation (conducted by a mutually acceptable independent mediator) prior to resorting to any other means of dispute resolution, including as contemplated by Section 17(b) hereof, provided the request for mediation is made within fifteen (15) days of receipt of the notice of the dispute. The mediation shall take place in New York, New York. If the dispute is not resolved within thirty (30) days of the request by a Party that the dispute be mediated; provided that at least one mediation session has taken place within that period, or if no timely request for mediation is made by a Party, either Party shall be entitled to commence a suit in the competent courts of jurisdiction as provided for in Section 17(b) hereof.

(b) Each of the Parties unconditionally and irrevocably consents to the exclusive jurisdiction of the courts of the State of New York, located in New York County and the Federal District Court for the Southern District of New York with respect to any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the Parties hereby unconditionally and irrevocably waives any objection to the jurisdiction of said Courts or to venue in any such Court or to assert that venue in any such Court constitutes an inconvenient forum. The Parties agree that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided in Section 13 of this Agreement, in addition to any other means permitted by applicable law. Each of the Parties also hereby unconditionally and irrevocably waives any right to have a trial by jury in any such action, suit or proceeding. It is acknowledged and agreed that the waivers set forth in this Section 17(b) are a material condition precedent and inducement to the Parties entering into this Agreement.

18. Assignment, etc. This Agreement may not be assigned by either Party nor may a Party's duties or obligations hereunder be delegated, without the prior written consent of the other Party which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the immediately preceding sentence, either Party may assign this Agreement to any entity that purchases all or substantially all of the assets of such party; provided that written notice of such assignment is given to the other Party within fifteen (15) business days prior to the effectiveness of such assignment, and the assignee assumes in writing all of the obligations of the assigning Party hereunder to the reasonable satisfaction of the other Party hereto; provided, further, that USRN may not assign this Agreement to Dial-Global Radio, without the prior

written consent of the Company which consent may be given or withheld by the Company in its sole discretion. This Agreement shall inure to the benefit of, and shall be binding upon the Parties, their successors (whether by merger or consolidation, recapitalization or other similar transaction) and their permitted assignees. Except as provided by Section 10 hereof and this Section 18, this Agreement is not intended to create any right in favor of, or benefit for, any third party who is not a signatory hereto.

19. Drafting History. In resolving any dispute or controversy arising out of or relating to this Agreement or in connection with construing any term or provision in this Agreement, there shall be no presumption made or inference drawn because of the inclusion of a provision not contained in a prior draft or the deletion of a provision contained in a prior draft. The Parties acknowledge and agree that this Agreement was negotiated and drafted with each Party being represented by competent counsel of its choice and with each Party having an opportunity to participate in the drafting of the provisions hereof and shall therefore be construed as if drafted jointly by the Parties and not with any presumption against either of the Parties.

20. Complete Agreement. This Agreement constitutes the entire understanding and agreement of the Parties with respect to the subject matter hereof, and it supersedes all prior and/or contemporaneous understandings and agreements between USRN, on he one hand, and any of the Company, LTRN or BTRN, on the other hand, whether oral or written, with respect to such subject matter, all of which are merged herein. There are no representations, warranties, agreements or promises between the Parties with respect to such subject matter, except those which are expressly set forth herein.

21. Headings, Counterparts. The section headings contained in this Agreement are inserted herein for the purpose of convenience and reference only and they are not to be given any substantive effect, nor shall they be used or have any effect upon the construction or interpretation of any term or provision hereof. Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as if appropriate. References to the singular shall include the plural and vice versa. This Agreement shall be effective when duly executed counterparts are executed and delivered by each of the Parties. This Agreement may be executed in multiple counterparts (and may be executed by facsimile or electronic signature, which shall constitute a legal and valid signature for purposes hereof), each of which shall constitute an original, and all of which, when take together, shall constitute one and the same document. The Parties acknowledge and agree that this Agreement is effective as of its specified date regardless of the fact that it is being executed by either of the Parties on another date (including a later date).

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Parties hereto have caused this Agreement to be executed by one of its duly authorized officers as of the date first written above.

UNITED STATIONS RADIO NETWORKS, INC.

By:______________________________________

Name: Jim Higgins
Title: President and Chief Operating Officer

BUSINESSTALKRADIO.NET, INC.

By:______________________________________

Name: Michael L. Metter
Title: President

BUSINESS TALK RADIO NETWORK

ORDER FORM

Please check one:
☒ BTRN ☐ LTRN

lifestyle TalkRadio Network

Date: 9/17/08 New order☒ Revision☐

Contract #: ____

start date: 9/19/08 end date: 9/19/08

☐ Network-wide ☒ Daypart

advertiser: General Mills

agency: MultiVu-A PR Newswire Company

address: 810 7th Avenue, 2nd Floor

city/state/zip: New York, NY 10019

contact person: Wendy Chung

telephone: 800-653-5313 x3

fax: 212-596-1571

product type: ANR

special traffic instructions: Job #34084-Fantasy Football's End Zone Celebrations

☐ run in specific program only: ____

Check all that apply:
☒ commercial
☐ billboard
☐ PI
☐ public service
☐ promotional
☐ program

check all that apply:
☐ agency
☒ direct
☐ revenue share

Options for make good, check one:
☐ same flight
☐ same week
☐ extend schedule
☐ credit
☐ ask salesperson
☒ not applicable

check one:
☒ remit invoice
☐ cash in advance

check one:
☐ local
☒ national

check one:
☒ cash
☐ trade

start date	end date	length	hours to run	M	T	W	T	F	S	S	X/ week	rate	# of wks	$/wk	$ total
9/19/08	9/19/08	:60	9A-6P	0	0	0	0	1	0	0	1	$200.00			$200

September 2008 $200	- $0	- $0	- $0	- $0	- $0	Total
- $0	- $0	- $0	- $0	- $0	- $0	$ 200

Revenue Breakdown (please fill out completely):

Cancellation clause as follows:

agency commission: Yes ☐ % **(this must be filled out)** No ☒

outside salesperson commission: Yes ☐ % No ☒

outside source revenue share: ___% payable to: ____________

Network share: ___%

advertiser: [signature] salesperson: ____________ approved by: [signature]

date: 9/17/2008 date: ____________ entered by: ____________

/LR
cc: Joy / Rob

P.O. Box 4826 * Greenwich, CT 06831 * (203) 323-7300 * Fax: (203) 323-7302
www.businesstalkradio.net www.lifestyletalkradio.com

BUSINESS TALK RADIO NETWORK

Order Form

payment remit to address:
Business TalkRadio Network®
P.O. Box 4826
Greenwich, CT 06831-9998

Tel: (203) 323-7300
Fax: (203) 323-7302

date: 9/16/08 new order ☒
contract #: ____
start date: ____ end date: ____
☒ Network-wide ☒ Daypart

advertiser: Minute Maid

agency: Media Link

address: 708 Third Avenue

city/state/zip: New York, NY 10017

contact person: ____

telephone: 212-682-8300

fax: ____

product type: ____

special traffic instructions: ____
09DC08-0042

0924

☐ run in specific program only: ____

Check all that apply:
☒ commercial
☐ billboard
☐ PI
☐ public service
☐ promotional
☐ program

check all that apply:
☒ agency
☐ direct
☐ revenue share

check one:
☒ remit invoice
☐ cash in advance

Options for make good, check one:
☐ same flight
☐ same week
☐ extend schedule
☐ credit
☒ ask salesperson
☐ not applicable

check one:
☐ PI
☐ local
☒ national

check one:
☒ cash
☐ trade

start date	end date	length	hours to run	M	T	W	T	F	S	S	X/ week	rate	# of wks	$/wk	$ total
9/17/08	9/17/08	:60	9a-5p			1						$200.00			$200.00

Jan	Feb	Mar	Apr	May	June	Total $200.00
July	Aug	Sept $200.00	Oct	Nov	Dec	

Revenue Breakdown (please fill out completely):

Cancellation clause as follows: ____
(this must be filled out)

agency commission: Yes ☐ % No ☒

outside salesperson commission: Yes ☐ % No ☒

outside source revenue share: ___% payable to: ____

BTRN share: ___%

advertiser: ____________ salesperson: ____________ approved by: Jw oio of office

date: ____________ date: ____________ entered by: [signature]

Media Content Available at

http://www.mediaseed.tv

Download audio files for FREE in .wav, .mp3 or .ra formats

September 17, 2008

DELICIOUS WAYS TO KEEP YOUR HEART HEALTHY

ANCHOR LEAD: September is National Cholesterol Education Month. T.K. Anderson has more the facts of high cholesterol and how some foods can help lower cholesterol. (:58)

SCRIPT: Lifestyles, I'm T.K. Anderson. According to the American Heart Association, high cholesterol affects more than 105 million Americans and is a key contributor to heart disease. Kim Galeaz is a Registered Dietician who says, contrary to popular belief, high cholesterol can affect people of all ages and body types.

CUT: (Galeaz) There are so many misconceptions about high cholesterol. It doesn't just affect older people, men or overweight people. Younger adults are affected by high cholesterol as well as women and thin people. So we all need to pay attention to our cholesterol levels.

SCRIPT: What can people do to fight high cholesterol?

CUT: (Galeaz) Simple easy foods and beverages that you can add to your diet will make a big difference. Whole grains are a great option. They have a lot of fiber and nutrients that have been scientifically shown to lower blood cholesterol. And then one of my favorites is an orange juice. The Minute Maid Heart Wise Orange juice is the first and only orange juice that has been clinically proven to help reduce cholesterol.

SCRIPT: For more, go to minute-maid-dot-com. That's Lifestyles from Minute Maid. I'm T.K. Anderson.

****

<u>**Also available via satellite:**</u>

- **<u>CBS Radio news, CNN Radio News, CNBC Radio, NBC News Radio: Westwood One StarGuide</u> 2: AMC 8, transponder 15 Channel 43 5:30 – 5:45 am ET & 8:15 – 8:30am ET**
- **Audio also distributed to <u>Fox News Radio</u>**
- **ABC Text notification via <u>ABC Radio Newswire:</u> CBS, CNN, (CNBC, NBC) text notification via <u>Westwood One/CBS Infolink</u>**

Project Number: 09DC08-0042

BUSINESS TALK RADIO NETWORK™

Order Form

payment remit to address:
Business TalkRadio Network®
P.O. Box 4826
Greenwich, CT 06831-9998

Tel: (203) 422-2800
Fax: (203) 422-2288

advertiser: Various

agency: News Broadcast Network

address: _____

city/state/zip: _____

contact person: Lee Shephard

telephone: 703-893-4577

fax: _____

product type: Various

special traffic instructions: _____

☐ run in specific program only: _____

date: 8/21/08 new order ☒
contract #: _____
start date: _____ end date: _____
☒ Network-wide ☒ Daypart

Check all that apply:
☒ commercial
☐ billboard
☐ PI
☐ public service
☐ promotional
☐ program

check all that apply:
☒ agency
☐ direct
☐ revenue share

check one:
☒ remit invoice
☐ cash in advance

Options for make good, check one:
☐ same flight
☐ same week
☐ extend schedule
☐ credit
☒ ask salesperson
☐ not applicable

check one:
☐ PI
☐ local
☒ national

check one:
☒ cash
☐ trade

start date	end date	length	hours to run	M	T	W	T	F	S	S	X/ week	rate	# of wks	$/wk	$ total
8/26/08	8/29/08	:60	6a-8p		2	3	3	3				$150.00			$1,650.00

Jan	Feb	Mar	Apr	May	June	Total $1,650.00
July	Aug $1,650.00	Sept	Oct	Nov	Dec	

Revenue Breakdown (please fill out completely):

Cancellation clause as follows: _____

agency commission: Yes ☐ % **(this must be filled out)** No ☒

outside salesperson commission: Yes ☐ % No ☒

outside source revenue share: ___% payable to: _____

BTRN share: ___%

advertiser: ____________ salesperson: ____________ approved by: [signature]

date: ____________ date: ____________ entered by: [signature]

Rob Adams

From: Peter Kastella [pjk@newsbroadcastnetwork.com]
Sent: Thursday, July 24, 2008 5:50 PM
To: Rob Adams
Subject: NBN RNRs for BTR and Lifestyle

Ready for BTR and Lifestyle are:

36366-13974 NWM Award and Vein Clinics for BTR 942 8/26
36388 – Walmart Hannah Montana 945
~~36372 – WW National Ice Cream Month for Lifestyle Network~~

Thanks
Pete

NBN | NEWS BROADCAST NETWORK

Peter Kastella
Director Radio Production

tel: 414-321-6210
fax: 414-321-3608
www.newsbroadcastnetwork.com

Rob Adams

From: Peter Kastella [pjk@newsbroadcastnetwork.com]
Sent: Tuesday, August 05, 2008 6:03 PM
To: Rob Adams
Subject: NBN RNRs for BTR and Lifestyle

For release on BTR and Lifestyle at your earliest convenience are:

13931-36404 Evercare and Crohn Cast 937 938 8/27
13978-13984 Shell Back to School and Expedia
36347-36395 Will to Win and Genworth 939
36361-36396 ICAN and Dickies 941
36373-36397 Thorax and Panhematin 942 8/28
36401-36402 Flumist and Starbucks 943

[redacted] ~~Noodles for Lifestyle Network~~

Thank you
Pete

NBN | News Broadcast Network

Peter Kastella
Director Radio Production

tel: 414-321-6210
fax: 414-321-3608
www.newsbroadcastnetwork.com

Rob Adams

From: Peter Kastella [pjk@newsbroadcastnetwork.com]
Sent: Friday, August 08, 2008 4:53 PM
To: Rob Adams
Subject: NBN RNR for BTR

For placement on BTR at your earliest convenience

36404-36407 Crohns and VISA 947 8/29

Thank you
Pete

NBN NEWS BROADCAST NETWORK

Peter Kastella
Director Radio Production

tel: 414-321-6210
fax: 414-321-3608
www.newsbroadcastnetwork.com

NEWSINFUSION.COM
>> FREE VIDEO & AUDIO DOWNLOADS

Rob Adams

From: Peter Kastella [pjk@newsbroadcastnetwork.com]
Sent: Friday, August 15, 2008 5:26 PM
To: Rob Adams
Subject: NBN RNRs for BTR

On the ftp site ready for release on BTR at your earliest convenience are:

13733-36408 MSN Money and ABA Access 961
13948-36410 AFT and ABA Wells 962 8/29

Thank you
Pete

NBN NEWS BROADCAST NETWORK

Peter Kastella
Director Radio Production

tel: 414-321-6210
fax: 414-321-3608
www.newsbroadcastnetwork.com